Franklin

New Jersey Municipal

Income ETF

Summary Prospectus	October 8, 2025

Fund Symbol: FTNJ Principal U.S. Listing Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated October 8, 2025, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Franklin New Jersey Municipal Income ETF

Goal

The fund seeks as high a level of current income exempt from federal income tax and New Jersey personal income tax as the Investment Manager (as defined below) believes is consistent with preservation of capital.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses you pay each year as a percentage of the value of your investment)

Management fees	Distribution and service (12b-1) fees	Other expenses[1]	Total annual fund operating expenses

0.35%	0.00%	0.00%	0.35%

1 Other expenses are based on estimated expenses for the current fiscal year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

	1 year	3 years
Franklin New Jersey Municipal Income ETF	$36	$112

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s portfolio turnover rate will be available after the fund completes its first fiscal year. The turnover rate of the Predecessor Fund (as defined below) in the most recent fiscal year was 10%.

Investments, risks, and performance

Principal investment strategies

The fund invests mainly in bonds (including general obligation bonds, revenue obligation bonds, and tender option bonds) that pay interest that is exempt from federal income tax and New Jersey personal income tax (but that may be subject to federal alternative minimum tax (“AMT”)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and New Jersey personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. As a policy that cannot be changed without the approval of fund shareholders, the fund cannot include these investments for the purpose of complying with the 80% investment policy described above.

The fund may invest up to 25% of its total assets in below-investment-grade investments, which are sometimes referred to as “junk bonds.” However, the fund will not invest in investments that are rated lower than BB or its equivalent by each organization rating the investment, or are unrated securities that the Investment Manager believes are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced after purchase.

The Investment Manager may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

Fixed income investments risk: The risks associated with fixed income investments include interest rate risk, which is the risk that the value of the fund’s investments is likely to fall if interest rates rise. Fixed income investments are also subject to credit risk, which is the risk that issuers of the fund’s investments may default on payment of interest or principal. Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term fixed income securities, and credit risk is generally greater for below-investment-grade fixed income securities, which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative.

Tax-exempt investments: Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code of 1986, as amended, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The fund’s performance will be closely tied to the economic and political conditions in New Jersey and can be more volatile than the performance of a more geographically diversified fund. To the extent the fund invests in securities of issuers located outside of New Jersey, the fund may also be exposed to the risks affecting other states. Interest the fund receives might be taxable.

Prepayment risk: If an issuer calls or redeems an investment during a time of declining interest rates, the fund may have to reinvest the proceeds in an investment offering a lower yield.

Fluctuation of net asset value and share price risk: Shares may trade at a larger premium or discount to the fund’s net asset value than shares of other ETFs. The net asset value of the fund will generally fluctuate with changes in the market value of the fund’s holdings. The fund’s shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund’s shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) net asset value or the intraday value of the fund’s holdings. In addition, in stressed market conditions or periods of market disruption or volatility, the market for fund shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.

Trading issues risk: The fund has no public trading history. There can be no assurance that an active trading market will develop or be maintained or that the market for fund shares will operate as intended, which could lead to the fund’s shares trading at wider spreads and larger premiums and discounts to net asset value than other actively managed ETFs. As a result, it may cost investors more to trade fund shares than shares of other ETFs. There is no guarantee that the fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units. The market prices of the fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s net asset value, the intraday value of the fund’s holdings and supply and demand for the fund’s shares. The Investment Manager cannot predict whether the fund’s shares will trade above, below or at their net asset value or the intraday value of the fund’s holdings. During such periods, investors may incur significant losses if they sell shares.

The securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the exchange and the corresponding premium or discount to the shares’ net asset value may widen.

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Authorized participant concentration risk: Only an authorized participant may engage in creation and redemption transactions directly with the fund. The fund may have a limited number of financial institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants do not engage in creation and redemption orders, there may be a significantly diminished trading market for fund shares or fund shares may trade at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing.

Cash transactions risk: Unlike certain ETFs, the fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in the fund’s shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The fund has not commenced operations as of the date of this prospectus. Simultaneous with the fund’s commencement of operations, which is anticipated to occur on or about November 10, 2025, the fund will acquire the assets and assume the liabilities of the Putnam New Jersey Tax Exempt Income Fund (the “Predecessor Fund”) in a reorganization (the “Reorganization”). As a result of the Reorganization, the fund will adopt the performance and financial history of the Predecessor Fund’s Class R6 shares.

The accompanying bar chart and table provide some indication of the risks of investing in the Predecessor Fund. The bar chart shows changes in the Predecessor Fund’s performance from year to year (represented by the performance of the Predecessor Fund’s Class R6) The table shows the average annual total returns of the Predecessor Fund and also compares the Predecessor Fund’s performance with the average annual total returns of a broad measure of market performance. The fund has the same investment goal and substantially similar strategies as the Predecessor Fund. However, the fund has a lower net expense ratio than each share class of the Predecessor Fund. As a result, the performance returns of the fund for the periods shown would have been different than those of the Predecessor Fund. Had the Predecessor Fund been structured as an ETF, its performance may have differed.

The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s (and Predecessor Fund’s) past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Annual total returns for class R6 shares

Best Quarter:	Q4 2023	7.41%
Worst Quarter:	Q1 2022	-5.82%
As of June 30, 2025, the year-to-date return was -0.73%

Average annual total returns

(for periods ended 12/31/24)

Share class	1 year	5 years	10 years

Class R6 before taxes*	2.16%	1.39%	2.38%

Class R6 after taxes on distributions*	2.16%	1.38%	2.35%

Class R6 after taxes on distributions and sale of fund shares*	2.62%	1.75%	2.54%

Bloomberg Municipal Bond Index (no deduction for fees, expenses or taxes)	1.05%	0.99%	2.25%

*

Performance for class R6 shares prior to their inception (5/22/18) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it been adjusted, returns would have been higher.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Your fund’s management

Investment Manager

Franklin Advisers, Inc. (“Franklin Advisers” or the “Investment Manager”)

Sub-advisors

Putnam Investment Management, LLC (“Putnam Management”)

Franklin Templeton Investment Management Limited (“FTIML”)

Portfolio managers

John Bonelli

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since inception (2025) and portfolio manager of the Predecessor Fund since 2024.

Michael Conn

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since inception (2025) and portfolio manager of the Predecessor Fund since 2024.

Garrett L. Hamilton, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since inception (2025) and portfolio manager of the Predecessor Fund since 2016.

Christopher Sperry, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since inception (2025) and portfolio manager of the Predecessor Fund since 2024.

John Wiley

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since inception (2025) and portfolio manager of the Predecessor Fund since 2024.

Purchase and sale of fund shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value. Shares of the fund may trade at a price greater than the fund’s net asset value (premium) or less than the fund’s net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the fund’s net asset value, market price, premiums and discounts, and bid-ask spread, is available at www.franklintempleton.com.

Tax information

The fund intends to distribute income that is exempt from federal income tax and New Jersey personal income tax, as applicable, but distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities or capital gains realized on the disposition of its investments.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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